SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   October 3, 2014

                        INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

                                        Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 3, 2014, Interface, Inc. (“the Company”) entered into a First Amendment to Syndicated Facility Agreement (the “Amendment”), providing for the amendment of its existing Syndicated Facility Agreement dated as of October 22, 2013 (the “Facility”).  Pursuant to the Facility, the lenders provide a revolving credit facility to the Company and certain of its subsidiaries.  A copy of the Amendment, dated as of October 3, 2014, is attached hereto as Exhibit 99.1.  Among other things, the Amendment:
  Expands the aggregate borrowing availability for revolving loans under the Facility from $200 million to $250 million;
  Provides for up to $200 million of new Term Loan A borrowing availability which may be used to repurchase or redeem, before December 31, 2014, the Company’s existing 7.625% Senior Notes due 2018 (the “Notes”);
  Extends the maturity of the Facility to October 3, 2019; and
  Allows for certain corporate subsidiary reorganization activities.
The Amendment provides for required amortization payments of any Term Loan A borrowing, as well as mandatory prepayments of any Term Loan A borrowing (and any term loans made available pursuant to any future multicurrency loan facility increase) from certain asset sales, casualty events and debt issuances, subject to certain qualifications and exceptions as provided for therein.  Pursuant to the Amendment, the Company has the option to further increase (in the future) the borrowing availability under the Facility, either for revolving loans or term loans, by up to $150 million, subject to the receipt of lender commitments for such increase and the satisfaction of certain other conditions.  All other terms of the Facility, including covenants, interest rates and fees, events of default and collateral, remain substantially unchanged.  At the effective time of the Amendment, the Company had $30.0 million in borrowings and $2.8 million in letters of credit outstanding under the Facility.

The Company currently intends to redeem or repurchase its outstanding $247.5 million aggregate principal amount of the Notes with a Term Loan A borrowing, revolving loan borrowing and, possibly, cash on hand. The redemption is expected to require $266 million to $268 million, depending on the date of redemption, and to be completed before the end of 2014.

The First Amendment is entered into among the Company, certain subsidiaries of the Company as borrowers and guarantors, Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, PNC Bank, National Association, Regions Bank, The Royal Bank of Scotland PLC and SunTrust Bank, as Co-Documentation Agents, and the other lenders party thereto.  The various agents and lenders under the Facility, or their affiliates, have from time to time performed, and may in the future to perform, various investment banking, financial advisory, commercial banking and/or other services for the Company for which they have been paid, or will be paid, customary fees.

The foregoing description is qualified in its entirety by reference to the Amendment, which is attached as an exhibit hereto.

ITEM 2.02.       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 7, 2014, the Company issued a press release reporting, among other things, its preliminary financial results for the third quarter 2014 (the “Preliminary Earnings Release”).  A copy of the Preliminary Earnings Release is included as Exhibit 99.2 hereto and hereby incorporated by reference.  The information set forth in this Item 2.02, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in response to this Item 2.03.

ITEM 2.05      COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

As previously reported, on July 23, 2014, the Company committed to a new restructuring plan in its continuing efforts to reduce costs in the Company’s operations.  At that time, the Company estimated the pre-tax charge in connection with the restructuring plan to be approximately $3 million to $5 million during the third quarter of 2014.  The charge in the third quarter of 2014 has now been increased to an aggregate amount of $12.5 million.  The charge is now comprised of approximately $9.5 million of cash expenditures, primarily for severance expenses, and approximately $3.0 million of non-cash charges for the write-down of the carrying value of impaired assets.  This restructuring plan is expected to be substantially completed by the end of 2014, and is expected to yield annual cost savings of approximately $14 million beginning in fiscal year 2015.

ITEM 8.01    OTHER EVENTS.

On October 7, 2014, the Company also announced that its Board of Directors has authorized a program to repurchase up to 500,000 shares of common stock per fiscal year.  It is anticipated that the share repurchase program will be funded through the Company's cash on hand.  Purchases made pursuant to the program will be made in either the open market or in privately negotiated transactions from time to time as permitted by federal securities laws and other legal requirements. The timing, manner, price and amount of any repurchases will be determined by the Company in its discretion and will be subject to economic and market conditions, stock price, applicable legal requirements and other factors. The program does not require the Company to repurchase any specific number or amount of shares and may be amended, suspended or discontinued at any time in the Company’s discretion and without notice.

This Current Report on Form 8-K, including Items 1.01, 2.02, 2.03, 2.05, and 8.01 as well as the Exhibit 99.2 attached hereto, contains statements which constitute “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those forward-looking statements include, but are not limited to, statements regarding the planned bond redemption and costs thereof as well as the anticipated future charges, expenditures and savings relating to the restructuring plan described above. In particular, all of the anticipated charges, expenditures, savings and time frame relating to the restructuring plan described above are estimates and are therefore subject to change. Forward-looking statements also include any future stock repurchases, which will be made, if at all, in the Company’s discretion. The forward-looking statements set forth herein involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including risks and uncertainties associated with economic conditions in the commercial interiors industry as well as the risks and uncertainties discussed under the heading “Risk Factors” included in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2013, which discussion is incorporated herein by this reference. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements made in this report and cautions readers not to place undue reliance on any such forward-looking statements.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Financial Statements of Businesses Acquired.

None.

(b)           Pro Forma Financial Information.

None.

(c)           Shell Company Transactions.

None.

(d)           Exhibits.

Exhibit No.	Description
99.1	First Amendment to Syndicated Facility Agreement, dated October 3, 2014.
99.2	Press Release of Interface, Inc., dated October 7, 2014, reporting its preliminary financial results for the third quarter 2014 (furnished pursuant to Item 2.02 of this Report).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Senior Vice President
Date: October 7, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	First Amendment to Syndicated Facility Agreement, dated October 3, 2014.
99.2	Press Release of Interface, Inc., dated October 7, 2014, reporting its preliminary financial results for the third quarter 2014 (furnished pursuant to Item 2.02 of this Report).